UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2019

CRANE CO.

(Exact name of registrant as specified in its charter)

Delaware	1-1657	13-1952290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 First Stamford Place	Stamford	CT	06902
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: 203-363-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

Crane Co. (the “Company”) today confirms entering into a definitive agreement, dated December 23, 2019, to acquire CIRCOR International, Inc.’s (“CIRCOR”) Instrumentation & Sampling Business (“I&S”) for $172 million on a cash-free and debt-free basis, subject to a working capital adjustment. For the full year ended December 31, 2018, I&S generated $83 million in revenue with operating income margin of 19%. I&S manufactures valves, fittings, regulators and sampling systems serving chemical, refining, upstream oil and gas, and industrial end markets.

This transaction is expected to close early in the first quarter of 2020, subject to customary closing conditions. The Company expects to provide additional information related to this transaction on its 2019 fourth quarter earnings call scheduled for January 28, 2020.

Important Notice Regarding Forward-Looking Statements

The information in this Form 8-K may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current beliefs, expectations, plans, assumptions and objectives regarding the future financial performance of the Company and CIRCOR and are subject to significant risks and uncertainties. Such risks and uncertainties include, but are not limited to, risks related to the expected timing and likelihood of completion of the potential transaction between the Company and CIRCOR, including the risk that the potential transaction may not occur, and the risk that any announcements relating to the potential transaction could have adverse effects on the market price of the Company’s common stock. Any discussions contained in this communication, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those addressed in these forward-looking statements. Such factors are detailed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). Such reports are available on the SEC’s website (www.sec.gov). The Company does not undertake to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE CO.

Date: December 30, 2019	By:	/s/ Anthony M. D’Iorio
Anthony M. D’Iorio
Vice President, General Counsel and Secretary